EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2024
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 16 – EARNINGS PER SHARE

Basic net loss per share is computed by dividing net loss attributable to the common stockholders, decreased with respect to net income or increased with respect to net loss by dividends declared on preferred stock by using the weighted-average number of common shares outstanding. The dilutive effect of incremental common shares potentially issuable under outstanding options, warrants and restricted shares is included in diluted earnings per share in 2024 and 2023 utilizing the treasury stock method. The computations of basic and diluted per share data were as follows:

	2024	2023
Numerator for Basic and Diluted Earnings Per Share:
Net loss attributable to common stockholders	$(22,378,042)	$(25,783,834)
Denominator for Basic Earnings Per Share:
Weighted Average Shares	19,147,726	11,968,665
Potentially Dilutive Common Shares		-
Adjusted Weighted Average Shares	19,147,726	11,968,665
Basic and Diluted Net Loss per Share	(1.17)	(2.15)

The following table summarized the potential shares of common stock that were excluded from the computation of diluted net loss per share for the years ended December 31, 2024 and 2023 as such shares would have had an anti-dilutive effect:

	2024	2023
Common Stock Warrants	12,926,506	8,561,476
Common Stock Options	-	-
Convertible Debt	-	-
Total	12,926,506	8,561,476